UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

February 3, 2004

Date of Report (Date of earliest event reported)

MID-AMERICA APARTMENT COMMUNITIES, INC.

(Exact Name of Registrant as Specified in Charter)

TENNESSEE	1-12762	62-1543819
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6584 POPLAR AVENUE, SUITE 300

MEMPHIS, TENNESSEE 38138

(Address of principal executive offices)

(901) 682-6600

(Registrant’s telephone number, including area code)

NONE

(Former name or address, if changed since last report)

ITEM 5.	Other Events

In July 2003, Mid-America Apartment Communities, Inc. (the “Company”) sold an apartment community. As a result of this sale, the Company is required by certain provisions adopted by the Securities and Exchange Commission to revise its consolidated statements of income from those originally reported for the years ended December 31, 2002, 2001, 2000, 1999 and 1998 in order that they conform with the presentation requirements of Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”), to reflect separately the results of discontinued operations for that community, even though those financial statements relate to periods prior to the date of the property sale and prior to the effectiveness of SFAS 144. The Company is filing this Form 8-K to update the disclosures in Items 6, 7 and 8 of the Company’s Form 10-K for each of these fiscal years and to make the corresponding financial statements publicly available.

ITEM 7.	Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Description

23.1	Consent of Independent Accountants

99.1	Item 6. Selected Financial Data

99.2	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Item 8. Financial Statements and Supplementary Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.

Date: February 3, 2004	/s/ Simon R.C. Wadsworth
Simon R.C. Wadsworth Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)